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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                WITH RESPECT TO THE QUARTERLY REPORT ON FORM 10-Q
                     FOR THE QUARTER ENDED FEBRUARY 28, 2003
                            OF SCHOLASTIC CORPORATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Scholastic Corporation, a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

     1. The Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 11, 2003                      /s/ Richard Robinson
                                           --------------------
                                           Richard Robinson
                                           Chief Executive Officer


Dated: April 11, 2003                      /s/ Kevin J. McEnery
                                           --------------------
                                           Kevin J. McEnery
                                           Chief Financial Officer


     The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.

     A signed original of this written statement required by Section 906 has been provided to Scholastic Corporation and will be retained by Scholastic Corporation and furnished to the Securities and Exchange Commission or its staff upon request.